UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL

REPORT

December 31, 2018

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.heartlandadvisors.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-432-7856 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.heartlandadvisors.com.

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

“Be fearful when others are greedy and greedy when others are fearful.”

—Warren Buffett

Dear Fellow Shareholders,

The year closed with the longest running bull market in the history of U.S. equities staggering badly. The speed in which investors switched from bullish to bearish was striking and left the broad markets with the worst performance in a single quarter in roughly 10 years.

In the broad market, mega-cap growth stocks were among the hardest hit, with the FAANGs* down an average of over 23% for the fourth quarter. However, few names escaped the downdraft, and attractively valued businesses of all sizes also struggled.

In the Know?

Given the broad-based selling, we think Mr. Buffett’s words are a timely reminder that in investing, short-term setbacks can often set the stage for future results.

This view seems to reflect the attitude of many of the management teams of the businesses we own.

Across our Funds we have seen healthy insider buying by executives in the past six months. We view these purchases as meaningful because they align management’s interests with shareholders and seem to indicate confidence by those on the frontline.

Unsustainable?

These insiders may have an additional reason for optimism—the significant performance gap between attractively-valued businesses and those with lofty projected growth rates. Despite year-end selling, the gap between market darlings and value stocks remains striking as shown below and is at levels not seen since the Tech Bubble.

A Decade of Pain for Value

We have been surprised by the stubbornness of the performance gap but believe new economic uncertainty will cause investors to seek attractive multiples when comparing investment opportunities.

Much of 2018 was humbling for committed value investors as the markets once again rewarded momentum and the promise of future growth over balance sheet strength and compelling valuations. By some estimates, as much as 85% of all equity trading is driven by indices, ETFs, and mathematic models. This level of concentration, in our view, fueled the severe volatility the markets saw late in the year as computer programs pulled the sell trigger without insight into individual company fundamentals. In the face of this challenge, we remained unwavering in pursuit of investments that fit with our principles. The upshot has been the opportunity to find compelling opportunities that are trading at single-digit price/earnings multiples and meaningful discounts to book value.

We believe our commitment to a valuation-first approach will be rewarded.

Source: Cornerstone Macro LP and Standard & Poor’s, 6/30/1995 to 12/31/2018

Chart shows the S&P 500 Growth and Value Indices divided by the S&P 500 Index.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

All indices are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

We thank you for your continued trust and confidence.

Founder and Portfolio Manager

*FAANG stands for Facebook, Inc., Apple Inc., Amazon.com, Inc., Netflix, Inc., and Google (Alphabet Inc.).

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

A growing sense that the economy may be reaching the late stages of expansion led to a sharp sell-off in the fourth quarter, causing the major U.S. indices to end down for the year. The Heartland Select Value Fund Investor Class outperformed the Russell 3000® Value Index, returning -4.76% versus -8.58%.

The Fund’s Health Care names were up double digits and led on a relative basis. Triple-S Management Corporation (GTS), a managed care company in Puerto Rico that operates under the Blue Cross name, was a top performer in the group. The company benefited from continued cost cutting and improved claims management, clinical programs, and provider contracting. We exited the name after a strong run-up in share price but re-entered after the stock pulled back sharply due to challenges in the company’s property and casualty (P&C) business. We believe the P&C concerns are temporary and, with shares trading at roughly half of tangible book value, we view the company as a compelling opportunity.

Holdings in Industrials were mostly flat for the year but the group outpaced those in its benchmark. Spirit Airlines, Inc. (SAVE) was among those to boost Fund performance.

In the past year, Spirit, a discount airline, faced pressure as larger carriers slashed prices and raised capacity in pursuit of market share in major hubs such as Chicago. Our take has been that excess capacity is a temporary challenge that would subside as fuel prices increased—and that Spirit’s low-cost advantage would allow it to weather heightened competition. Recent months have borne out this view, as the influx of capacity has ebbed and airlines have benefited from a strong economy and confident consumers. Spirit has also improved its competitiveness by improving its on-time flight performance and offering amenities such as inflight Wi-Fi.

We believe the airline has a long runway in terms of expanding into additional markets, and we think its mix of clients, which is light on business passengers, will help it hold up should corporate spending soften.

Although many of the portfolio’s Industrials holdings were up for the year, others fell victim to skepticism about whether the economic boom would continue. For example, Flowserve Corporation (FLS), a manufacturer and servicer of valves and pumps used in Energy production, was down as oil prices weakened for the year. The company is the only publicly traded integrated business with the capability to manufacture seals. Because seals tend to fail at a relatively consistent pace, the capacity to make replacement parts provides Flowserve a competitive advantage among servicing peers as well as consistency in cash flows.

While rising Energy prices have historically translated to increased capital expenditures and stronger sales for Flowserve, investors have been waiting for clear signs that business investment will return to historic averages. We believe the consensus expectation of a three-year wait for an upturn in spending in the Energy sector is overly pessimistic. Further, we have confidence that management will be able to deliver on a plan to return margins to prior peak levels. Based on our expectations of improving sales and higher margins, we believe the company is trading at a significant discount to its Industrial peers.

Economic data suggests that the economic expansion remains intact, yet energy markets and the yield curve highlight a sense of caution for 2019 and beyond.

While broad indices could struggle to maintain traction over the next several quarters, we believe there will be ample opportunities for individual companies to distinguish themselves in the eyes of investors. This dynamic should benefit active investors who focus on fundamentals and identify catalysts for positive change.

CFA® is a registered trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2018	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRSVX)	10/11/96	9.69%	9.33%	8.25%	11.47%	4.95%	8.49%	-4.76%
Institutional Class (HNSVX)	5/1/08	9.85	9.50	8.47	11.78	5.22	8.74	-4.55
Russell 3000® Value Index	–	8.15	6.30	7.03	11.12	5.77	7.01	-8.58

Index Source: FactSet Research Systems, Inc., Standard & Poor’s, and Russell®.

In the prospectus dated 5/1/18, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.23% and 1.01%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/11/96 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., Standard & Poor’s, and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small- and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	50
Net assets	$192.2 mil.
NAV (Investor Class)	$22.68
NAV (Institutional Class)	$22.58
Median market cap	$10.3 bil.
Weighted average market cap	$102.7 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Berkshire Hathaway, Inc. (Class B)	5.82%
Pfizer, Inc.	4.30
Wells Fargo & Co.	4.18
Exelon Corp.	3.62
Exxon Mobil Corp.	3.53
Oracle Corp.	3.04
Wal-Mart Stores, Inc.	3.04
CVS Health Corp.	2.89
The Procter & Gamble Co.	2.86
Flowserve Corp.	2.76

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/18.

3

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Headwinds that had been gathering in the distance since summer took on greater urgency towards the end of the year and the major indices ended down for 2018. Among the concerns investors grappled with were escalating trade tensions, rising interest rates, and the challenge companies face to maintain already lofty growth rates. The Heartland Mid Cap Value Fund Investor Class outperformed the Russell Mid Cap® Value Index for the year, returning -8.58% versus -12.29%.

The portfolio’s Financials names were down on an absolute basis but fared much better than those in the benchmark. Solid performance was driven by banks, and the group contained a top performer for the year. Shares of Popular, Inc. (BPOP), the largest bank in Puerto Rico, were up as investors grew increasingly confident that economic conditions in the U.S. commonwealth were on the mend following last year’s devastating Hurricane Maria.

Loan losses for Popular have been lower than expected following the storm, and stimulus funds aimed at reinvigorating the island’s economy are expected to also benefit the local banking industry. Management’s conservative approach to lending has provided it with significant excess capital liquidity. We believe those funds will be used to continue to pay further dividends, buy back shares, or be put to work through opportunistic deals that we believe could benefit long-term results.

Despite Popular gaining traction with investors, shares still trade at just 1.1X tangible book value. Mainland banks with comparable returns on equity typically trade at a tangible book multiple that is 50% to 100% higher. The premium is noteworthy because the bank faces the same regulations as mainland banks, designed to protect the safety and soundness of the U.S. system.

The Fund’s Utilities holdings were up on an absolute and relative basis and served as a key source of strength. FirstEnergy Corp (FE) was a standout in the space and ended the year as a top-10 holding.

Stock selection in Industrials was additive on a relative basis and the group contained a top performer, Spirit Airlines, Inc. (SAVE).

In the past year, Spirit, a discount airline, faced pressure as larger carriers slashed prices and raised capacity in pursuit of market share in major hubs such as Chicago. Our take has been that excess capacity is a temporary challenge that would subside as fuel prices increased—and that Spirit’s low-cost advantage would allow it to weather heightened competition. Recent months have borne out this view, as the influx of capacity has ebbed and airlines have benefited from a strong economy and confident consumers. Spirit has also improved its competitiveness by improving its on-time flight performance and offering amenities such as inflight Wi-Fi.

We believe the airline has a long runway in terms of expanding into additional markets, and we think its mix of clients, which is light on business passengers, will help it hold up should corporate spending soften.

Consumer Staples was a weak spot for the Fund with a single name, Dean Foods (DF), accounting for the majority of the relative weakness. We exited the position after concluding that progress on the company’s restructuring was not meeting our expectations as well as that there was a lack of clarity on the timeframe for a recovery in milk prices.

The recent market environment, while painful, has created a pool of opportunity that is well-stocked with high-quality companies trading at compelling multiples.

As we sort through the companies that hit our radar, we will continue to adhere to our philosophy and process. The team continues to focus on valuations, balance sheet strength, and catalysts that can result in a change in perception by investors. We believe this disciplined application of our approach will be key to navigating the quarters ahead.

CFA® is a registered trademark owned by the CFA Institute.

4

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Three	One
as of December 31, 2018	Date	Inception	Years	Year
Investor Class (HRMDX)	10/31/14	4.49%	8.34%	-8.58%
Institutional Class (HNMDX)	10/31/14	4.77	8.63	-8.28
Russell Midcap® Value Index	–	3.73	6.06	-12.29

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/18, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 2.50% and 2.45% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund invests in mid-size, dividend-paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$8.6 mil.
NAV (Investor Class)	$9.99
NAV (Institutional Class)	$10.00
Median market cap	$7.6 bil.
Weighted average market cap	$11.5 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Exelon Corp.	5.40%
FirstEnergy Corp.	4.92
Popular, Inc.	4.44
National Oilwell Varco, Inc.	4.11
Quest Diagnostics, Inc.	3.54
Omnicom Group, Inc.	2.94
Avnet, Inc.	2.91
CNA Financial Corp.	2.82
Equity Commonwealth	2.74
Franklin Resources, Inc.	2.68

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/18.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The year closed with the major indices buckling under the weight of macro concerns. Although employment remained relatively strong and manufacturing activity maintained its solid footing, investors were scared off by forecasts of slower growth. The major indices ended the year down. The Heartland Value Plus Fund Investor Class modestly lagged the Russell 2000® Value Index, returning -13.13% versus -12.86%.

Stock selection in Industrials was a key source of strength, with several holdings among the top 10 contributors for the year. One such name was Brady Corporation (BRC). The maker of safety labels and security products was up after posting better-than-expected revenue and excellent gross margins.

Brady continues to devote resources to research and development in an effort to enhance growth opportunities, and its strong free cash flow allowed management to grow its cash position. As shares continued to appreciate, we exited our position based on valuations.

The Fund’s Consumer Discretionary holdings were another bright spot, led by Callaway Golf Company (ELY). The maker of golf equipment benefited from improved product margins and sales growth generated by product technology advancements. Callaway received an additional boost through some targeted bolt-on acquisitions that fit well with the company’s core competencies.

We chose to exit Callaway after the company announced in fall an acquisition of a slow-growing outdoor European apparel brand that did not fit with its primary business of golf-related products. The acquisition weakened the company’s robust balance sheet and we believe distracted from Callaway’s primary area of expertise.

Stock selection in and an underweight to Real Estate boosted returns. We have long believed that investors were overpaying for the dividend yield offered by real estate investment trusts (REITS). As interest rates have risen, REITS have lost their luster. The group ended the year down double digits. Fortunately, we had been finding more attractive valuations and returns from less-traditional real estate holdings such as an outdoor advertising company. This approach held up better on a relative basis as the environment has become more challenging for traditional real estate investments.

An underweight to and selection in Financials hurt results. The group sold off during the second half of the year due to interest rate concerns; however, we believe lower valuations have created some opportunities such as Hanover Insurance Group Inc. (THG).

Hanover, a specialty property and casualty insurer, reported solid earnings for the quarter excluding the results from its recently divested specialty international business, Chaucer. Going forward, we expect improved profitability, a higher growth profile for premiums, and a higher return on equity. In addition, the gains from the sale of Chaucer will add to tangible book value, and proceeds should allow Hanover to increase its regular dividends, issue a special dividend, or repurchase shares.

Economic data continues to reflect a healthy, albeit slightly decelerating, economy. A focus on hard data as opposed to the latest speculation about the impact of trade wars and rising interest rates reveals a backdrop where corporate earnings are up, unemployment is at lows not seen in more than a decade, and manufacturing activity remains relatively strong. Still, we believe a choppy macro backdrop calls for prudent capital management and businesses to maintain strong balance sheets.

We continue to believe businesses that demonstrate financial discipline, have strong balance sheets and have opportunities to reduce costs and improve margins through internally focused efforts should be well-positioned to capitalize on operating leverage in an expanding economy or modestly grow earnings should sales plateau.

CFA® is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2018	Date	Inception	Years	Years	Years	Years	Years	Years	Year
Investor Class (HRVIX)	10/26/93	9.24%	9.09%	8.13%	6.54%	8.36%	-0.57%	6.54%	-13.13%
Institutional Class (HNVIX)	5/1/08	9.35	9.20	8.27	6.72	8.62	-0.36	6.73	-12.95
Russell 2000® Value Index	–	9.21	9.19	8.23	6.91	10.40	3.61	7.37	-12.86

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/18, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.19% and 0.97%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	41
Net assets	$313.5 mil.
NAV (Investor Class)	$28.57
NAV (Institutional Class)	$28.41
Median market cap	$1.6 bil.
Weighted average market cap	$2.4 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Hanover Insurance Group, Inc.	4.26%
Park Electrochemical Corp.	3.98
Powell Industries, Inc.	3.33
American Vanguard Corp.	3.25
Encore Wire Corp.	3.18
Associated Banc-Corp.	3.14
MDC Holdings, Inc.	3.12
Hancock Whitney Corp.	3.02
Methode Electronics, Inc.	2.96
Dril-Quip, Inc.	2.86

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/18.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

“Be fearful when others are greedy and greedy when others are fearful.”

—Warren Buffett

The year closed with the longest running bull market in the history of U.S. equities staggering. The speed in which investors switched from bullish to bearish was striking and the broad markets posted their worst performance in years.

The Heartland Value Fund Investor Class outperformed the Russell 2000® Value Index, returning -12.15% versus -12.86%.

In the major indices, mega-cap growth stocks were among the hardest hit. However, few names escaped the downdraft, and small, attractively valued businesses also struggled.

Given the broad-based selling, we think Mr. Buffett’s words are a timely reminder that in investing, short-term setbacks can set the stage for future results. This also seems to reflect the attitude of many of the management teams of the businesses we own as many of the Fund’s holdings saw increased buying by insiders.

These insiders may have an additional reason for optimism—the significant performance gap between attractively-valued businesses and those with lofty projected growth rates. Despite year-end selling, the gap between market darlings and value remains striking as shown below.

A Decade of Pain for Value

Investors looking to dip their toes back into the value pool may want to look at housing related businesses. With interest rates rising, home builders have taken it on the chin. As a result, many are trading at a fraction of book value. A widely-held rule of thumb has been that builders deserve a closer look when trading at less than 1.25X book value.

We hold a few names that fit the above criteria including Century Communities Inc. (CCS). Despite the company’s impressive 5-year record of revenue growth, shares weakened and the company now trades at only 4.5X estimated 2019 earnings and .68X book value—the lowest level in company history!

Energy was another area where selling was fierce in the second half of 2018 with many small names losing 40% or more of their value. The selloff left the group trading near levels last seen during the great financial crisis—many of the Fund’s holdings are now trading at 3X cash flow or less.

Source: Cornerstone Macro LP and Standard & Poor’s, 6/30/1995 to 12/31/2018

Chart shows the S&P 500 Growth and Value Indices divided by the S&P 500 Index.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

All indices are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

Economically sensitive areas struggled but also contained some top performers for the portfolio. Northwest Pipe Company (NWPX), a leading manufacturer of steel pipe water systems, was up as a recovery in water transmission projects led to a surge in sales. Despite strong performance in 2018, shares still trade at tangible book value.

After posting strong returns for much of 2018, small Health Care names retreated in the fourth quarter. Despite the challenging finish, we find reason for optimism. Accuray Inc. (ARAY) is a vivid example of a company that could capitalize on opportunities in 2019.

Accuray, a leader in radiation equipment used to treat cancer, enhanced its product lineup and saw orders improve markedly during the September quarter. More importantly, China announced it will issue licenses for 1,388 radiation machines over the next two years. Using what we believe is a conservative 20% win rate for the new licenses, near-term sales could increase $200 million or more.

Much of 2018 was humbling for committed value investors as the markets again rewarded momentum over balance sheet strength and compelling valuations. In the face of this challenge we remained unwavering in pursuit of investments that fit our principles. The result of these efforts is a portfolio that is more diversified, with stronger balance sheets, and a dividend yield in line with the S&P 500 and yet is trading at roughly half the valuation.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2018	Date	Inception	Years	Years	Years	Years	Years	Years	Year
Investor Class (HRTVX)	12/28/84	11.05%	9.05%	8.38%	4.77%	9.47%	0.15%	3.47%	-12.15%
Institutional Class (HNTVX)	5/1/08	11.12	9.13	8.49	4.91	9.67	0.31	3.65	-11.98
Russell 2000® Value Index	–	10.58	9.19	8.23	6.91	10.40	3.61	7.37	-12.86

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/18, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.09% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	96
Net assets	$633.1 mil.
NAV (Investor Class)	$33.70
NAV (Institutional Class)	$34.40
Median market cap	$511 mil.
Weighted average market cap	$1.7 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Kennedy-Wilson Holdings, Inc.	3.15%
CareTrust REIT, Inc.	2.91
Vistra Energy Corp.	2.89
MGIC Investment Corp.	2.64
Pretium Resources, Inc.	2.33
Barrett Business Services, Inc.	2.23
Radian Group, Inc.	2.19
EVERTEC, Inc.	2.04
TriCo Bancshares.	2.01
United Bankshares, Inc.	1.96

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/18.

9

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2018. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE
	VALUE FUND	VALUE FUND	PLUS FUND	FUND
Communication Services	1.8%	2.9%	0.0%	4.6%
Consumer Discretionary	7.3	12.0	9.8	12.6
Consumer Staples	6.9	2.3	2.6	2.7
Energy	9.7	8.3	8.9	4.1
Financials	21.9	19.0	22.5	21.6
Health Care	15.8	6.1	3.6	5.6
Industrials	9.6	14.8	17.5	13.2
Information Technology	8.9	8.3	14.0	6.7
Materials	3.4	5.8	5.1	7.5
Real Estate	4.7	7.0	7.1	8.7
Utilities	7.8	10.3	3.8	3.7
Short-Term Investments	2.2	3.2	5.1	9.0
Total	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

10

FINANCIAL STATEMENTS

SELECT VALUE FUND — SCHEDULE OF INVESTMENTS

December 31, 2018

	SHARES	VALUE
COMMON STOCKS (98.3%)
Airlines (1.7%)
Spirit Airlines, Inc.(a)	55,000	$3,185,600

Automobiles (1.8%)
Harley-Davidson, Inc.	50,000	1,706,000
Thor Industries, Inc.	35,000	1,820,000
		3,526,000

Banks (9.7%)
BB&T Corp.	90,000	3,898,800
PNC Financial Services Group, Inc.	35,000	4,091,850
Stock Yards Bancorp, Inc.	30,128	988,199
Wells Fargo & Co.	175,000	8,064,000
Zions Bancorp NA	40,000	1,629,600
		18,672,449

Capital Markets (3.5%)
The Bank of New York Mellon Corp.	60,000	2,824,200
Franklin Resources, Inc.	135,000	4,004,100
		6,828,300

Chemicals (1.8%)
American Vanguard Corp.	100,000	1,519,000
Nutrien, Ltd.	40,000	1,880,000
		3,399,000

Communications Equipment (4.0%)
ADTRAN, Inc.	230,000	2,470,200
Cisco Systems, Inc.	120,000	5,199,600
		7,669,800

Diversified Financial Services (6.7%)
AXA Equitable Holdings, Inc.	100,000	1,663,000
Berkshire Hathaway, Inc. (Class B)(a)	55,000	11,229,900
		12,892,900

Electric Utilities (7.8%)
Entergy Corp.	45,000	3,873,150
Exelon Corp.	155,000	6,990,500
FirstEnergy Corp.	110,000	4,130,500
		14,994,150

Electronic Equipment, Instruments & Components (1.9%)
Avnet, Inc.	100,000	3,610,000

Energy Equipment & Services (3.5%)
Newpark Resources, Inc.(a)	325,000	2,232,750
Schlumberger, Ltd.	125,000	4,510,000
		6,742,750

Equity Real Estate Investment Trusts (REITs) (4.8%)
American Homes 4 Rent (Class A)	220,000	4,367,000
Equity Commonwealth	160,000	4,801,600
		9,168,600

Food & Staples Retailing (3.0%)
Wal-Mart Stores, Inc.	63,000	5,868,450

Food Products (1.0%)
Bunge, Ltd.	35,000	1,870,400

Health Care Equipment & Supplies (3.6%)
Abbott Laboratories	45,000	3,254,850
DENTSPLY SIRONA, Inc.	100,000	3,721,000
		6,975,850

Health Care Providers & Services (5.8%)
CVS Health Corp.	85,000	5,569,200
Quest Diagnostics, Inc.	50,000	4,163,500
Triple-S Management Corp. (Class B)(a)	77,871	1,354,177
		11,086,877

Household Durables (2.3%)
DR Horton, Inc.	70,000	2,426,200
Mohawk Industries, Inc.(a)	17,000	1,988,320
		4,414,520

Household Products (2.9%)
The Procter & Gamble Co.	60,000	5,515,200

Insurance (2.1%)
Fairfax Financial Holdings, Ltd. (CAD)(b)	9,000	3,961,925

Machinery (3.9%)
Flowserve Corp.	140,000	5,322,800
Gorman-Rupp Co.	70,000	2,268,700
		7,591,500

Marine (2.4%)
Kirby Corp.(a)	70,000	4,715,200

Media (1.8%)
Gannett Co., Inc.	400,000	3,412,000

Metals & Mining (1.7%)
Major Drilling Group International, Inc. (CAD)(a)(b)	550,000	1,853,208
Schnitzer Steel Industries, Inc. (Class A)	65,000	1,400,750
		3,253,958

Oil, Gas & Consumable Fuels (6.3%)
Berry Petroleum Corp. (Class A)	150,000	1,312,500
Exxon Mobil Corp.	100,000	6,819,000
Suncor Energy, Inc.	140,000	3,915,800
		12,047,300

Pharmaceuticals (6.5%)
Pfizer, Inc.	190,000	8,293,500
Sanofi (ADR)	95,000	4,123,950
		12,417,450

Road & Rail (1.6%)
AMERCO	9,500	3,117,045

Software (3.0%)
Oracle Corp.	130,000	5,869,500

Specialty Retail (3.2%)
Advance Auto Parts, Inc.	20,000	3,149,200
Williams-Sonoma, Inc.	60,000	3,027,000
		6,176,200
TOTAL COMMON STOCKS
(Cost $174,608,327)		$188,982,924

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (2.3%)
Time Deposits (2.3%)
JPM Chase (New York)(c)	1.77%	$4,291,146	$4,291,146

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,291,146)			$4,291,146

TOTAL INVESTMENTS - (100.6%)
(Cost $178,899,473)			$193,274,070
OTHER ASSETS AND LIABILITIES, NET - (-0.6%)			(1,072,992)
TOTAL NET ASSETS - (100.0%)			$192,201,078

The accompanying Notes to Financial Statements are an integral part of these Statements.

11

MID CAP VALUE FUND — SCHEDULE OF INVESTMENTS

December 31, 2018

	SHARES	VALUE
COMMON STOCKS (96.7%)
Aerospace & Defense (1.5%)
Arconic, Inc.	2,877	$48,506
Textron, Inc.	1,767	81,265
		129,771

Airlines (2.1%)
Spirit Airlines, Inc.(a)	3,190	184,765

Automobiles (4.2%)
Harley-Davidson, Inc.	4,523	154,325
Thor Industries, Inc.	4,028	209,456
		363,781

Banks (6.4%)
Popular, Inc.	8,073	381,207
SunTrust Banks, Inc.	3,370	169,983
		551,190

Capital Markets (3.7%)
Franklin Resources, Inc.	7,770	230,458
State Street Corp.	1,324	83,505
		313,963

Commercial Services & Supplies (1.3%)
Stericycle, Inc.(a)	2,966	108,823

Consumer Finance (1.8%)
Discover Financial Services	2,606	153,702

Containers & Packaging (3.6%)
Bemis Co., Inc.	3,947	181,167
International Paper Co.	3,188	128,668
		309,835

Electric Utilities (10.3%)
Exelon Corp.	10,298	464,440
FirstEnergy Corp.	11,269	423,151
		887,591

Electronic Equipment, Instruments & Components (2.9%)
Avnet, Inc.	6,925	249,992

Energy Equipment & Services (6.2%)
National Oilwell Varco, Inc.	13,754	353,478
TechnipFMC PLC	9,105	178,276
		531,754

Equity Real Estate Investment Trusts (REITs) (5.4%)
American Homes 4 Rent (Class A)	11,558	229,426
Equity Commonwealth	7,840	235,279
		464,705

Food Products (2.3%)
Bunge, Ltd.	1,417	75,725
Sanderson Farms, Inc.	1,187	117,857
		193,582

Health Care Providers & Services (4.8%)
AmerisourceBergen Corp.	1,465	108,996
Quest Diagnostics, Inc.	3,659	304,685
		413,681

Household Durables (5.4%)
DR Horton, Inc.	4,691	162,590
Garmin, Ltd.	2,267	143,546
Leggett & Platt, Inc.	4,365	156,442
		462,578

Industrial Conglomerates (1.3%)
Carlisle Cos., Inc.	1,127	113,286

Insurance (7.2%)
CNA Financial Corp.	5,484	242,119
The Hartford Financial Services Group, Inc.	3,797	168,777
Reinsurance Group of America, Inc.	1,467	205,717
		616,613

Internet & Direct Marketing Retail (1.8%)
Qurate Retail, Inc.(a)	8,026	156,667

IT Services (1.4%)
The Western Union Co.	7,156	122,081

Machinery (4.8%)
Flowserve Corp.	5,432	206,525
PACCAR, Inc.	3,547	202,675
		409,200

Media (2.9%)
Omnicom Group, Inc.	3,447	252,458

Metals & Mining (2.2%)
Cleveland-Cliffs, Inc.(a)	8,957	68,879
Reliance Steel & Aluminum Co.	1,670	118,854
		187,733

Oil, Gas & Consumable Fuels (2.1%)
Cabot Oil & Gas Corp.	8,143	181,996

Pharmaceuticals (1.3%)
Perrigo Co. PLC	2,846	110,282

Professional Services (1.7%)
ManpowerGroup, Inc.	2,315	150,012

Real Estate Management & Development (1.6%)
Jones Lang LaSalle, Inc.	1,097	138,880

Road & Rail (2.0%)
AMERCO	536	175,867

Semiconductors & Semiconductor Equipment (1.7%)
ON Semiconductor Corp.(a)	8,730	144,132

Software (2.3%)
Teradata Corp.(a)	5,107	195,905

Specialty Retail (0.5%)
American Eagle Outfitters, Inc.	2,309	44,633

TOTAL COMMON STOCKS
(Cost $8,976,493)		$8,319,458

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (3.3%)
Time Deposits (3.3%)
JPM Chase (New York)(c)	1.77%	$280,415	$280,415

TOTAL SHORT-TERM INVESTMENTS
(Cost $280,415)			$280,415

TOTAL INVESTMENTS - (100.0%)
(Cost $9,256,908)			$8,599,873
OTHER ASSETS AND LIABILITIES, NET - (0.0%)			1,858
TOTAL NET ASSETS - (100.0%)			$8,601,731

The accompanying Notes to Financial Statements are an integral part of these Statements.

12

VALUE PLUS FUND — SCHEDULE OF INVESTMENTS

December 31, 2018

	SHARES	VALUE
COMMON STOCKS (95.4%)
Aerospace & Defense (3.7%)
AAR Corp.	100,000	$3,734,000
Kratos Defense & Security Solutions, Inc.(a)	550,000	7,749,500
		11,483,500

Banks (18.3%)
Associated Banc-Corp	500,000	9,895,000
Cadence Bancorp	500,000	8,390,000
CenterState Bank Corp.	250,000	5,260,000
Hancock Whitney Corp.	275,000	9,528,750
Old National Bancorp	450,000	6,930,000
Seacoast Banking Corp. of Florida(a)	93,799	2,440,650
Umpqua Holdings Corp.	550,000	8,745,000
Zions Bancorp	150,000	6,111,000
		57,300,400

Chemicals (3.3%)
American Vanguard Corp.	675,000	10,253,250

Electric Utilities (2.7%)
Portland General Electric Co.	185,000	8,482,250

Electrical Equipment (6.6%)
Encore Wire Corp.	200,000	10,036,000
Powell Industries, Inc.	420,000	10,504,200
		20,540,200

Electronic Equipment, Instruments & Components (9.1%)
Knowles Corp.(a)	500,000	6,655,000
Methode Electronics, Inc.	400,000	9,316,000
Park Electrochemical Corp.	695,000	12,558,650
		28,529,650

Energy Equipment & Services (5.7%)
Dril-Quip, Inc.(a)	300,000	9,009,000
Newpark Resources, Inc.(a)	1,300,000	8,931,000
		17,940,000

Equity Real Estate Investment Trusts (REITs) (7.1%)
Lamar Advertising Co. (Class A)	130,000	8,993,400
Potlatch Corp.	230,000	7,277,200
Ryman Hospitality Properties, Inc.	90,000	6,002,100
		22,272,700

Food Products (2.6%)
Hain Celestial Group, Inc.(a)	510,000	8,088,600

Health Care Equipment & Supplies (2.7%)
AngioDynamics, Inc.(a)	425,000	8,555,250

Health Care Providers & Services (0.9%)
Cross Country Healthcare, Inc.(a)	400,000	2,932,000

Household Durables (3.1%)
MDC Holdings, Inc.	350,000	9,838,500

Insurance (4.3%)
Hanover Insurance Group, Inc.	115,000	13,428,550

Leisure Products (2.8%)
Acushnet Holdings Corp.	420,000	8,849,400

Machinery (4.7%)
Harsco Corp.(a)	450,000	8,937,000
TriMas Corp.(a)	210,000	5,730,900
		14,667,900

Metals & Mining (1.9%)
Schnitzer Steel Industries, Inc. (Class A)	275,000	5,926,250

Multi-Utilities (1.1%)
MDU Resources Group, Inc.	145,000	3,456,800

Oil, Gas & Consumable Fuels (3.2%)
Cabot Oil & Gas Corp.	350,000	7,822,500
HighPoint Resources Corp.(a)	900,000	2,241,000
		10,063,500

Professional Services (1.1%)
TrueBlue, Inc.(a)	150,000	3,337,500

Semiconductors & Semiconductor Equipment (3.8%)
Entegris, Inc.	200,000	5,579,000
Semtech Corp.(a)	140,000	6,421,800
		12,000,800

Software (1.1%)
Progress Software Corp.	100,000	3,549,000

Textiles, Apparel & Luxury Goods (3.9%)
Oxford Industries, Inc.	50,000	3,552,000
Wolverine World Wide, Inc.	275,000	8,769,750
		12,321,750

Trading Companies & Distributors (1.7%)
NOW, Inc.(a)	450,000	5,238,000

TOTAL COMMON STOCKS
(Cost $308,244,748)		$299,055,750

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (5.3%)
Time Deposits (5.3%)
CITIBANK (New York)(c)	1.77%	$16,532,416	$16,532,416

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,532,416)			$16,532,416

TOTAL INVESTMENTS - (100.7%)
(Cost $324,777,164)			$315,588,166
OTHER ASSETS AND LIABILITIES, NET - (-0.7%)			(2,114,801)
TOTAL NET ASSETS - (100.0%)			$313,473,365

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE FUND — SCHEDULE OF INVESTMENTS

December 31, 2018

	SHARES	VALUE
COMMON STOCKS (91.3%)
Aerospace & Defense (0.5%)
CPI Aerostructures, Inc.(a)	447,998	$2,853,747

Air Freight & Logistics (1.0%)
Atlas Air Worldwide Holdings, Inc.(a)	156,417	6,599,233

Auto Components (2.4%)
Linamar Corp. (CAD)(b)	200,000	6,636,390
Motorcar Parts of America, Inc.(a)	200,000	3,328,000
Stoneridge, Inc.(a)	200,000	4,930,000
		14,894,390

Automobiles (0.9%)
Thor Industries, Inc.	115,000	5,980,000

Banks (14.3%)
Bancorp, Inc.(a)	1,000,000	7,960,000
Capital City Bank Group, Inc.	500,000	11,605,000
Century Bancorp, Inc. (Class A)	70,349	4,764,738
First Internet Bancorp	407,787	8,335,166
Heritage Financial Corp.	400,000	11,888,000
PacWest Bancorp	300,000	9,984,000
Stock Yards Bancorp, Inc.	100,000	3,280,000
TriCo Bancshares	377,320	12,749,643
TriState Capital Holdings, Inc.(a)	400,000	7,784,000
United Bankshares, Inc.	400,000	12,444,000
		90,794,547

Biotechnology (1.0%)
Albireo Pharma, Inc.(a)	125,000	3,066,250
Biofrontera AG (ADR)(a)	150,000	1,756,500
ImmuCell Corp.(a)	199,600	1,406,481
		6,229,231

Capital Markets (1.4%)
Waddell & Reed Financial, Inc. (Class A)	500,000	9,040,000

Commercial Services & Supplies (0.7%)
CECO Environmental Corp.(a)	302,450	2,041,538
Perma-Fix Environmental Services(a)(d)(e)	1,000,000	2,350,000
		4,391,538

Communications Equipment (0.7%)
ADTRAN, Inc.	400,000	4,296,000

Construction & Engineering (3.0%)
Argan, Inc.	250,000	9,460,000
Northwest Pipe Co.(a)	420,000	9,781,800
		19,241,800

Diversified Consumer Services (1.3%)
Lincoln Educational Services Corp.(a)(d)(e)	2,470,000	7,904,000

Diversified Telecommunication Services (0.7%)
Vonage Holdings Corp.(a)	500,000	4,365,000

Electric Utilities (0.1%)
Spark Energy, Inc. (Class A)	103,022	765,453

Electrical Equipment (1.3%)
Hydrogenics Corp.(a)(d)	896,267	4,481,335
Pioneer Power Solutions, Inc.(a)	325,500	1,708,875
Powell Industries, Inc.	91,825	2,296,543
		8,486,753

Electronic Equipment, Instruments & Components (2.2%)
Avnet, Inc.	100,000	3,610,000
CUI Global, Inc.(a)(d)	2,000,000	2,460,000
Fabrinet(a)	50,000	2,565,500
Fitbit, Inc. (Class A)(a)	1,000,000	4,970,000
		13,605,500

Energy Equipment & Services (1.3%)
Aspen Aerogels, Inc.(a)	550,000	1,171,500
Propetro Holding Corp.(a)	300,000	3,696,000
Select Energy Services, Inc.(a)	500,000	3,160,000
		8,027,500

Entertainment (1.1%)
Cinemark Holdings, Inc.	200,000	7,160,000

Equity Real Estate Investment Trusts (REITs) (5.6%)
American Homes 4 Rent (Class A)	285,000	5,657,250
CareTrust REIT, Inc.	1,000,000	18,460,000
InfraREIT, Inc.	250,000	5,255,000
Jernigan Capital, Inc.	150,000	2,973,000
Urstadt Biddle Properties, Inc. (Class A)	150,000	2,883,000
		35,228,250

Food Products (2.4%)
Hanover Foods Corp. (Class A)(a)(e)	48,633	3,993,256
Landec Corp.(a)	750,000	8,880,000
Sanderson Farms, Inc.	25,000	2,482,250
		15,355,506

Health Care Equipment & Supplies (1.9%)
Accuray, Inc.(a)	3,000,000	10,230,000
Trinity Biotech PLC (ADR)(a)	879,400	2,013,826
		12,243,826

Health Care Providers & Services (1.0%)
Triple-S Management Corp. (Class B)(a)	348,700	6,063,893

Hotels, Restaurants & Leisure (0.5%)
Fiesta Restaurant Group, Inc.(a)	200,000	3,102,000

Household Durables (3.1%)
Century Communities, Inc.(a)	380,000	6,558,800
LGI Homes, Inc.(a)	100,000	4,522,000
MDC Holdings, Inc.	300,000	8,433,000
		19,513,800

Household Products (0.3%)
Oil-Dri Corp. of America	75,000	1,987,500

Independent Power and Renewable Electricity Producers (3.6%)
AES Corp.	300,000	4,338,000
Vistra Energy Corp.(a)	800,000	18,312,000
		22,650,000

Insurance (1.1%)
Federated National Holding Co.	300,000	5,976,000
Hallmark Financial Services, Inc.(a)	95,659	1,022,595
		6,998,595

IT Services (2.0%)
EVERTEC, Inc.	450,000	12,915,000

Life Sciences Tools & Services (0.6%)
Harvard Bioscience, Inc.(a)	1,107,777	3,522,731

Machinery (1.1%)
Energy Recovery, Inc.(a)	350,000	2,355,500
Spartan Motors, Inc.	600,000	4,338,000
		6,693,500

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

VALUE FUND — SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2018

	SHARES	VALUE
Media (2.7%)
AH Belo Corp. (Class A)	720,000	$2,426,400
AMC Networks, Inc. (Class A)(a)	100,000	5,488,000
Gannett Co., Inc.	800,000	6,824,000
Marchex, Inc. (Class B)	1,000,000	2,650,000
		17,388,400

Metals & Mining (6.9%)
Centerra Gold, Inc. (CAD)(a)(b)	2,550,000	10,945,649
IAMGOLD Corp. (CAD)(a)(b)	2,000,000	7,339,584
OceanaGold Corp. (CAD)(b)	500,000	1,823,909
Pretium Resources, Inc.(a)	1,750,000	14,787,500
Teranga Gold Corp. (CAD)(a)(b)	3,000,000	8,855,845
		43,752,487

Oil, Gas & Consumable Fuels (2.8%)
Abraxas Petroleum Corp.(a)	1,500,000	1,635,000
Berry Petroleum Corp.	1,000,000	8,750,000
SRC Energy, Inc.(a)	1,600,000	7,520,000
		17,905,000

Paper & Forest Products (0.7%)
Western Forest Products, Inc. (CAD)(b)	3,000,000	4,153,238

Pharmaceuticals (1.2%)
Acer Therapeutics, Inc.(a)	220,000	4,426,400
Evofem Biosciences, Inc.(a)	773,300	3,240,127
		7,666,527

Professional Services (4.4%)
Acacia Research Corp.(a)(d)	2,601,792	7,753,340
Barrett Business Services, Inc.	246,700	14,123,575
Hudson Global, Inc.(a)(d)	3,150,000	4,252,500
RCM Technologies, Inc.(a)(e)	600,000	1,860,000
		27,989,415

Real Estate Management & Development (3.2%)
Kennedy-Wilson Holdings, Inc.	1,100,000	19,987,000

Road & Rail (0.3%)
Marten Transport, Ltd.	100,000	1,619,000

Semiconductors & Semiconductor Equipment (1.1%)
CyberOptics Corp.(a)	200,000	3,526,000
Pixelworks, Inc.(a)	1,250,000	3,625,000
		7,151,000

Software (0.7%)
TiVo Corp.	500,000	4,705,000

Specialty Retail (3.5%)
Dick’s Sporting Goods, Inc.	300,000	9,360,000
GameStop Corp. (Class A)	500,000	6,310,000
Genesco, Inc.(a)(f)	75,000	3,322,500
Indigo Books & Music, Inc. (CAD)(a)(b)	400,000	3,305,010
		22,297,510

Textiles, Apparel & Luxury Goods (1.0%)
Lakeland Industries, Inc.(a)	200,000	2,088,000
Skechers U.S.A., Inc. (Class A)(a)	175,000	4,005,750
		6,093,750

Thrifts & Mortgage Finance (4.8%)
MGIC Investment Corp.(a)	1,600,000	16,736,000
Radian Group, Inc.	850,000	13,906,000
		30,642,000

Trading Companies & Distributors (0.9%)
Transcat, Inc.(a)	302,190	5,747,654

TOTAL COMMON STOCKS
(Cost $569,070,412)		$578,007,274

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (9.0%)
Time Deposits (5.1%)
JPM Chase (New York)(c)	1.77%	$32,424,231	$32,424,231

Treasury Bill (3.9%)
U.S. Treasury Bills(g)(i)
2.21%, 6/20/19		25,000,000	24,705,993

TOTAL SHORT-TERM INVESTMENTS
(Cost $57,159,196)			$57,130,224

TOTAL INVESTMENTS - (100.3%)
(Cost $626,229,608)			$635,137,498
OTHER ASSETS AND LIABILITIES, NET - (-0.3%)(h)			(1,998,444)
TOTAL NET ASSETS - (100.0%)			$633,139,054

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Traded in a foreign country.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2018.
(d)	Affiliated company. See Note 10 to Notes to Financial Statements.
(e)	Illiquid security. See Note 2 in Notes to Financial Statements.
(f)	All or a portion of the security is pledged as collateral on written options. The aggregate value of the collateralized securities totals $3,322,500 as of December 31, 2018. See Note 4 in Notes to Financial Statements.
(g)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(h)	Includes cash which is being held as collateral.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Common Abbreviations:

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.

Currency Abbreviations:

CAD	Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

		MID CAP
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$178,899,473	$9,256,908	$324,777,164	$626,229,608
Investments in securities, at value	$193,274,070	$8,599,873	$315,588,166	$605,936,323
Investments in affiliates, at value (See Note 10)	—	—	—	29,201,175
Total Investments, at value	193,274,070	8,599,873	315,588,166	635,137,498
Receivable for securities sold	—	—	3,418,159	501,671
Receivable due from advisor	—	455	—	—
Deposit with broker for written options	—	—	—	39,308
Accrued dividends and interest	204,535	18,645	500,851	843,307
Receivable for capital shares issued	604,688	6,495	80,058	113,949
Prepaid expenses	12,607	7,075	18,938	23,369
Total Assets	194,095,900	8,632,543	319,606,172	636,659,102

LIABILITIES:
Written options, at value (proceeds , $—, $—, $— and $153,926, respectively)	—	—	—	114,375
Payable for securities purchased	429,951	—	4,189,009	1,766,435
Payable for capital shares redeemed	1,380,980	—	1,813,141	1,436,900
Accrued expenses
Management fees	14,085	—	23,999	49,138
Distribution fees - Investor Class	—	137	—	—
Fund accounting fees	8,610	2,086	13,194	25,607
Transfer agency fees	22,567	3,519	39,623	53,279
Custody fees	2,369	2,023	4,222	7,802
Audit fees	22,065	22,017	21,900	22,371
Legal fees	5,676	243	9,810	19,000
Printing fees	6,616	273	14,207	19,063
Other	1,903	514	3,702	6,078
Total Liabilities	1,894,822	30,812	6,132,807	3,520,048
TOTAL NET ASSETS	$192,201,078	$8,601,731	$313,473,365	$633,139,054

NET ASSETS CONSIST OF:
Paid-in capital	$174,982,616	$9,326,062	$334,239,382	$622,130,949
Total distributable earnings	17,218,462	(724,331)	(20,766,017)	11,008,105
TOTAL NET ASSETS	$192,201,078	$8,601,731	$313,473,365	$633,139,054

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$162,523,874	$5,390,442	$259,304,303	$570,608,283
Shares outstanding	7,165,623	539,524	9,075,563	16,930,183
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$22.68	$9.99	$28.57	$33.70
INSTITUTIONAL CLASS:
Net assets	$29,677,204	$3,211,289	$54,169,062	$62,530,771
Shares outstanding	1,314,246	321,216	1,906,366	1,817,948
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$22.58	$10.00	$28.41	$34.40

(a)	Includes cost of investments in affiliates of $— for the Select Value Fund, $— for the Mid Cap Value Fund, $— for the Value Plus Fund, and $65,770,397 for the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2018

		MID CAP
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$5,356,822	$217,086	$8,463,322	$8,902,254
Interest	30,242	4,286	36,045	828,177
Securities lending, net	1,358	—	—	—
Foreign taxes withheld	(55,631)	(699)	—	(46,444)
Total Investment Income	5,332,791	220,673	8,499,367	9,644,679

EXPENSES:
Management fees	1,658,647	61,826	2,813,661	5,753,473
Distribution fees - Investor Class	383,531	13,138	775,194	926,287
Transfer agency fees	265,655	39,193	519,833	571,189
Fund accounting fees	89,220	11,655	154,615	291,954
Custodian fees	14,208	6,603	26,478	52,592
Printing and communication fees	5,671	336	9,390	26,332
Postage fees	13,089	305	31,755	26,109
Legal fees	27,194	1,006	49,055	94,119
Registration fees	31,782	28,189	38,639	39,509
Directors’ fees	28,434	1,014	52,268	99,305
Audit and tax fees	22,307	22,133	21,900	22,832
Insurance fees	24,247	783	43,388	80,270
Other expenses	22,684	6,384	37,782	66,644
Total Expenses before waivers	2,586,669	192,565	4,573,958	8,050,615
Expenses waived by investment advisor (See Note 6)	—	97,260	—	—
Total Expenses after waivers	2,586,669	95,305	4,573,958	8,050,615
NET INVESTMENT INCOME	2,746,122	125,368	3,925,409	1,594,064

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	26,521,655	610,172	19,899,386	35,148,471
Investments - Affiliated securities	—	—	20,515,684	8,639,219
Written options	—	—	—	1,254,931
Foreign currency translation	(9,382)	—	—	(37,607)
Net change in unrealized appreciation (depreciation) on:
Investments	(37,870,516)	(1,590,929)	(79,287,266)	(112,164,024)
Investments - Affiliated securities	—	—	(12,506,072)	(18,329,102)
Written options	—	—	—	(48,641)
Foreign currency translation	(427,014)	—	—	(4,565,456)
TOTAL REALIZED & UNREALIZED NET (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	(11,785,257)	(980,757)	(51,378,268)	(90,102,209)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,039,135)	$(855,389)	$(47,452,859)	$(88,508,145)

(a)	Including $2,753,000 and $412,373 received from affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

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STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND			MID CAP VALUE FUND			VALUE PLUS FUND
	For the Year Ended	For the Year Ended		For the Year Ended	For the Year Ended		For the Year Ended	For the Year Ended
	December 31, 2018	December 31, 2017		December 31, 2018	December 31, 2017		December 31, 2018	December 31, 2017
FROM INVESTMENT OPERATIONS:
Net investment income	$2,746,122	$3,578,936		$125,368	$66,503		$3,925,409	$728,553
Net realized gains	26,512,273	26,132,165		610,172	375,394		40,415,070	44,844,754
Net change in unrealized appreciation (depreciation)	(38,297,530)	(1,742,192)		(1,590,929)	131,463		(91,793,338)	(8,168,260)
Net increase (decrease) in net assets resulting from operations	(9,039,135)	27,968,909		(855,389)	573,360		(47,452,859)	37,405,047

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(24,725,224)	(24,567,515	)(a)	(475,844)	(299,301	)(b)	(2,930,386)	(483,263	)(c)
Institutional Class	(4,817,912)	(4,406,396	)(a)	(289,984)	(181,199	)(b)	(786,112)	(254,961	)(c)
Total distributions to shareholders	(29,543,136)	(28,973,911)		(765,828)	(480,500)		(3,716,498)	(738,224)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	12,191,072	11,416,324		1,801,090	1,664,365		20,532,108	21,607,943
Dividends reinvested	24,284,469	24,209,907		466,227	293,506		2,860,797	476,864
Value of shares redeemed(d)	(41,306,621)	(56,910,371)		(673,479)	(1,185,963)		(74,165,861)	(127,348,321)
Total Investor Class	(4,831,080)	(21,284,140)		1,593,838	771,908		(50,772,956)	(105,263,514)
Institutional Class
Proceeds from shares issued	6,068,419	9,159,597		888,013	161,707		10,336,208	12,395,733
Dividends reinvested	4,713,099	4,245,276		289,984	181,199		747,836	240,812
Value of shares redeemed(d)	(9,204,001)	(21,202,055)		(194,681)	(248,510)		(17,346,630)	(57,858,130)
Total Institutional Class	1,577,517	(7,797,182)		983,316	94,396		(6,262,586)	(45,221,585)
Net increase (decrease) in net assets derived from capital transactions	(3,253,563)	(29,081,322)		2,577,154	866,304		(57,035,542)	(150,485,099)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,835,834)	(30,086,324)		955,937	959,164		(108,204,899)	(113,818,276)
NET ASSETS AT THE BEGINNING OF THE PERIOD	234,036,912	264,123,236		7,645,794	6,686,630		421,678,264	535,496,540
NET ASSETS AT THE END OF THE PERIOD	$192,201,078	$234,036,912	(e)	$8,601,731	$7,645,794	(f)	$313,473,365	$421,678,264	(g)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	444,411	391,346		145,611	138,736		597,363	711,693
Reinvested Shares	1,079,310	856,079		46,904	24,378		100,661	14,235
Shares Redeemed	(1,465,387)	(1,944,974)		(55,252)	(99,146)		(2,211,453)	(4,197,967)
Net increase (decrease) resulting from share transactions	58,334	(697,549)		137,263	63,968		(1,513,429)	(3,472,039)
Institutional Class
Shares Issued	213,519	317,586		72,994	13,531		300,041	406,879
Reinvested Shares	210,406	150,595		29,173	15,050		26,453	7,223
Shares Redeemed	(338,376)	(730,153)		(16,308)	(20,747)		(519,778)	(1,924,961)
Net increase (decrease) resulting from share transactions	85,549	(261,972)		85,859	7,834		(193,284)	(1,510,859)

(a)	For the year ended December 31, 2017, Total Distributions consisted of Net Investment Income of $3,224,665 and Net Realized Gain of $25,749,246.
(b)	For the year ended December 31, 2017, Total Distributions consisted of Net Investment Income of $61,023 and Net Realized Gain of $419,477.
(c)	For the year ended December 31, 2017, Total Distributions consisted of Net Investment Income of $738,224 and Net Realized Gain of $—.
(d)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.
(e)	The year ended December 31, 2017, Net Assets included undistributed net investment income of $602 for the Select Value Fund.
(f)	The year ended December 31, 2017, Net Assets included undistributed net investment income of $120 for the Mid Cap Value Fund.
(g)	The year ended December 31, 2017, Net Assets included undistributed net investment income of $11,517 for the Value Plus Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND
	For the Year Ended	For the Year Ended
	December 31, 2018	December 31, 2017
FROM INVESTMENT OPERATIONS:
Net investment income	$1,594,064	$1,113,518
Net realized gains	45,005,014	46,002,464
Net change in unrealized appreciation (depreciation)	(135,107,223)	16,742,679
Net increase (decrease) in net assets resulting from operations	(88,508,145)	63,858,661

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(38,945,105)	(44,193,950	)(a)
Institutional Class	(4,315,405)	(4,556,421	)(a)
Total distributions to shareholders	(43,260,510)	(48,750,371)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	13,963,140	15,080,013
Dividends reinvested	37,391,961	42,531,237
Value of shares redeemed(b)	(88,905,898)	(120,808,199)
Total Investor Class	(37,550,797)	(63,196,949)
Institutional Class
Proceeds from shares issued	8,662,851	12,869,618
Dividends reinvested	4,119,190	4,345,835
Value of shares redeemed(b)	(10,805,694)	(6,259,123)
Total Institutional Class	1,976,347	10,956,330
Net decrease in net assets derived from capital transactions	(35,574,450)	(52,240,619)

TOTAL DECREASE IN NET ASSETS	(167,343,105)	(37,132,329)
NET ASSETS AT THE BEGINNING OF THE PERIOD	800,482,159	837,614,488
NET ASSETS AT THE END OF THE PERIOD	$633,139,054	$800,482,159	(c)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	336,417	366,936
Reinvested Shares	1,122,903	1,026,824
Shares Redeemed	(2,174,264)	(2,951,987)
Net decrease resulting from share transactions	(714,944)	(1,558,227)
Institutional Class
Shares Issued	203,493	311,241
Reinvested Shares	121,188	102,909
Shares Redeemed	(267,674)	(148,648)
Net increase resulting from share transactions	57,007	265,502

(a)	For the year ended December 31, 2017, Total Distributions consisted of Net Investment Income of $891,495 and Net Realized Gain of $47,858,876.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.
(c)	The year ended December 31, 2017, Net Assets included overdistributed net investment income of $107,458 for the Value Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
				Total income
			Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment	unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)(b)	(losses)	operations	investment income	on investments	distributions	end of period
SELECT VALUE FUND
Investor Class
December 31, 2018	$28.09	$0.35	$(1.72)	$(1.37)	$(0.32)	$(3.72)	$(4.04)	$22.68
December 31, 2017	28.43	0.42	3.13	3.55	(0.42)	(3.47)	(3.89)	28.09
December 31, 2016	27.08	0.32	4.91	5.23	(0.33)	(3.55)	(3.88)	28.43
December 31, 2015	31.32	0.26	(1.51)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
December 31, 2014	33.78	0.11	1.30	1.41	(0.14)	(3.73)	(3.87)	31.32
Institutional Class
December 31, 2018	28.00	0.41	(1.71)	(1.30)	(0.40)	(3.72)	(4.12)	22.58
December 31, 2017	28.35	0.50	3.12	3.62	(0.50)	(3.47)	(3.97)	28.00
December 31, 2016	27.01	0.38	4.91	5.29	(0.40)	(3.55)	(3.95)	28.35
December 31, 2015	31.25	0.33	(1.50)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
December 31, 2014	33.72	0.22	1.30	1.52	(0.26)	(3.73)	(3.99)	31.25
MID CAP VALUE FUND
Investor Class(e)
December 31, 2018	11.99	0.17	(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
December 31, 2016	9.25	0.08	2.57	2.65	(0.08)	–	(0.08)	11.82
December 31, 2015	10.13	0.09	(0.80)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
December 31, 2014	10.00	0.03	0.13	0.16	(0.03)	–	(0.03)	10.13
Institutional Class(e)
December 31, 2018	11.99	0.21	(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
December 31, 2016	9.23	0.12	2.55	2.67	(0.08)	–	(0.08)	11.82
December 31, 2015	10.15	0.11	(0.81)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
December 31, 2014	10.00	0.03	0.14	0.17	(0.02)	–	(0.02)	10.15
VALUE PLUS FUND
Investor Class
December 31, 2018	33.26	0.32	(4.69)	(4.37)	(0.32)	–	(0.32)	28.57
December 31, 2017	30.33	0.04	2.94	2.98	(0.05)	–	(0.05)	33.26
December 31, 2016	24.08	0.14	6.31	6.45	(0.20)	–	(0.20)	30.33
December 31, 2015	31.66	0.16	(5.62)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
December 31, 2014	35.82	0.09	(1.03)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
Institutional Class
December 31, 2018	33.10	0.39	(4.67)	(4.28)	(0.41)	–	(0.41)	28.41
December 31, 2017	30.19	0.10	2.93	3.03	(0.12)	–	(0.12)	33.10
December 31, 2016	23.97	0.15	6.30	6.45	(0.23)	–	(0.23)	30.19
December 31, 2015	31.57	0.24	(5.62)	(5.38)	(0.31)	(1.91)	(2.22)	23.97
December 31, 2014	35.75	0.19	(1.04)	(0.85)	(0.18)	(3.15)	(3.33)	31.57

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(e)	Inception date is October 31, 2014.
(f)	Not Annualized.
(g)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

		RATIOS/SUPPLEMENTAL DATA
				Percentage of net	Percentage of	Percentage of	Percentage of net		Percentage of net
		Net assets,	Percentage of	investment income	expenses to	expenses to average	investment income		investment income
		end of period	expenses to	(loss) to average	average net assets	net assets	(loss) to average net		(loss) to average net	Portfolio
Total Return		(in thousands)	average net assets	net assets	before waivers	after waivers	assets before waivers		assets after waivers	turnover rate(c)

(4.76)%		$162,524	1.20%	1.21%	N/A	N/A	N/A		N/A	37%
12.42		199,636	1.23	1.42	N/A	N/A	N/A		N/A	43
19.25		221,868	1.23	1.13	N/A	N/A	N/A		N/A	49
(4.16)		245,105	1.20	0.84	N/A	N/A	N/A		N/A	40
4.07		396,692	1.20	0.32	N/A	N/A	N/A		N/A	42

(4.55)%		29,677	N/A	N/A	0.98%	0.98%	1.43%		1.43%	37%
12.69	(d)	34,401	N/A	N/A	1.01	0.99	1.70		1.72	43
19.54	(d)	42,256	N/A	N/A	1.00	0.99	1.36		1.37	49
(3.92)		47,178	N/A	N/A	0.94	0.94	1.05		1.05	40
4.40		161,444	N/A	N/A	0.88	0.88	0.64		0.64	42

(8.58	)%(d)	5,390	N/A	N/A	2.37%	1.25%	0.31%		1.43%	49%
8.11	(d)	4,823	N/A	N/A	2.50	1.25	(0.42)		0.83	51
28.67	(d)	3,998	N/A	N/A	3.22	1.25	(1.13)		0.84	76
(7.08	)(d)	2,853	N/A	N/A	3.55	1.25	(1.40)		0.90	46
1.61	(d)(f)	1,575	N/A	N/A	9.62 (g)	1.25 (g)	(6.44	)(g)	1.93 (g)	4 (f)

(8.28	)%(d)	3,211	N/A	N/A	2.28%	0.99%	0.39%		1.68%	49%
8.37	(d)	2,823	N/A	N/A	2.45	0.99	(0.37)		1.09	51
28.97	(d)	2,689	N/A	N/A	3.46	0.99	(1.33)		1.14	76
(6.89	)(d)	1,723	N/A	N/A	3.41	0.99	(1.36)		1.06	46
1.73	(d)(f)	2,067	N/A	N/A	9.36 (g)	0.99 (g)	(6.22	)(g)	2.16 (g)	4 (f)

(13.13)%		259,304	1.18%	0.94%	N/A	N/A	N/A		N/A	71%
9.81		352,173	1.19	0.13	N/A	N/A	N/A		N/A	75
26.77		426,486	1.19	0.56	N/A	N/A	N/A		N/A	77
(17.41)		536,809	1.16	0.53	N/A	N/A	N/A		N/A	22
(2.70)		1,332,686	1.14	0.26	N/A	N/A	N/A		N/A	26

(12.93)%		54,169	N/A	N/A	0.95%	0.95%	1.15%		1.15%	71%
10.04		69,506	N/A	N/A	0.97	0.97	0.33		0.33	75
26.89		109,010	N/A	N/A	0.97	0.97	0.61		0.61	77
(17.20)		514,613	N/A	N/A	0.90	0.90	0.81		0.81	22
(2.45)		1,473,706	N/A	N/A	0.89	0.89	0.53		0.53	26

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)					DISTRIBUTIONS
					Total income
				Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment		unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)(b)		(losses)	operations	investment income	on investments	distributions	end of period
VALUE FUND
Investor Class
December 31, 2018	$41.18	$0.08		$(5.12)	$(5.04)	$(0.06)	$(2.38)	$(2.44)	$33.70
December 31, 2017	40.41	0.05		3.37	3.42	(0.04)	(2.61)	(2.65)	41.18
December 31, 2016	35.98	(0.04)		5.91	5.87	–	(1.44)	(1.44)	40.41
December 31, 2015	43.73	0.15		(4.93)	(4.78)	(0.14)	(2.83)	(2.97)	35.98
December 31, 2014	48.12	0.07		1.00	1.07	(0.22)	(5.24)	(5.46)	43.73
Institutional Class
December 31, 2018	41.98	0.15		(5.22)	(5.07)	(0.13)	(2.38)	(2.51)	34.40
December 31, 2017	41.15	0.14		3.42	3.56	(0.12)	(2.61)	(2.73)	41.98
December 31, 2016	36.56	0.02	(d)	6.01	6.03	–	(1.44)	(1.44)	41.15
December 31, 2015	44.39	0.22		(5.01)	(4.79)	(0.21)	(2.83)	(3.04)	36.56
December 31, 2014	48.77	0.16		1.01	1.17	(0.31)	(5.24)	(5.55)	44.39

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating value of the investments of the Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

	RATIOS/SUPPLEMENTAL DATA
			Percentage of net	Percentage of	Percentage of	Percentage of net	Percentage of net
	Net assets,	Percentage of	investment income	expenses to	expenses to average	investment income	investment income
	end of period	expenses to	(loss) to average	average net assets	net assets	(loss) to average net	(loss) to average net	Portfolio
Total Return	(in thousands)	average net assets	net assets	before waivers	after waivers	assets before waivers	assets after waivers	turnover rate(c)

(12.15)%	$570,608	1.07%	0.19%	N/A	N/A	N/A	N/A	37%
8.42	726,558	1.09	0.12	N/A	N/A	N/A	N/A	35
16.31	776,071	1.09	(0.11)	N/A	N/A	N/A	N/A	47
(11.04)	786,936	1.06	0.36	N/A	N/A	N/A	N/A	52
2.22	1,073,232	1.07	0.14	N/A	N/A	N/A	N/A	38

(11.98)%	62,531	N/A	N/A	0.90%	0.90%	0.36%	0.36%	37%
8.59	73,924	N/A	N/A	0.91	0.91	0.34	0.34	35
16.52	61,543	N/A	N/A	0.92	0.92	0.04	0.04	47
(10.90)	58,914	N/A	N/A	0.91	0.91	0.52	0.52	52
2.38	76,800	N/A	N/A	0.91	0.91	0.32	0.32	38

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized and a par value of $.001 per share), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The inception date of the Mid Cap Value Fund is October 31, 2014. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of the Corporation (the “Board”). The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2018, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2018, the following reclassifications were made to increase (decrease) such amounts.

FUND	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
SELECT VALUE FUND	$(2,623,271)	$2,623,271
MID CAP VALUE FUND	(37,488)	37,488
VALUE PLUS FUND	–	–
VALUE FUND	(2,400,245)	2,400,245

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	At December 31, 2018, the Value Fund had 2.54% of net assets that were illiquid as defined pursuant to the Corporation’s liquidity risk management program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of December 31, 2018, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting

26

from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018:

SELECT VALUE FUND
	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs	Unobservable Inputs(2)	Total
Common Stocks	$188,982,924	$–	$–	$188,982,924
Short-Term Investments	4,291,146	–	–	4,291,146
Total	$193,274,070	$–	$–	$193,274,070

MID CAP VALUE FUND
	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs	Unobservable Inputs(2)	Total
Common Stocks	$8,319,458	$–	$–	$8,319,458
Short-Term Investments	280,415	–	–	280,415
Total	$8,599,873	$–	$–	$8,599,873

VALUE PLUS FUND
	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs	Unobservable Inputs(2)	Total
Common Stocks	$299,055,750	$–	$–	$299,055,750
Short-Term Investments	16,532,416	–	–	16,532,416
Total	$315,588,166	$–	$–	$315,588,166

VALUE FUND
	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)	Unobservable Inputs(2)	Total
Common Stocks	$578,007,274	$–	$–	$578,007,274
Short-Term Investments	32,424,231	24,705,993	–	57,130,224
Total	$610,431,505	$24,705,993	$–	$635,137,498

Other Financial Instruments(3)
Liabilities
Written Options	–	(114,375)	–	(114,375)
Total	$–	$(114,375)	$–	$(114,375)

(1)	For detailed industry descriptions and short-term investments identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(2)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2018, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(3)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls.

27

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. The monthly average notional amount and monthly average number of contracts of purchased options held by the Value Fund during the year ended December 31, 2018 was $282,000 and 42, respectively. The monthly average notional amount and monthly average number of contracts of written options held by the Value Fund during the year ended December 31, 2018 was $7,509,317 and 1,732, respectively. The Value Fund had the following transactions in options as of the year ended December 31, 2018:

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*	NOTIONAL VALUE
VALUE FUND
Genesco, Inc. $45.00 1/18/19 (Covered Call)	(750)	(114,375)	(3,322,500)
Total Written Options	(750)	(114,375)	(3,322,500)

* Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of December 31, 2018:

	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(114,375)
		$(114,375)

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2018:

	Location of Gains (Losses) on	Realized Gains (Losses) on	Change in Unrealized Gains (Losses)
VALUE FUND	Derivatives Recognized in Income	Derivatives Recognized in Income	on Derivatives Recognized in Income
Equity Contracts (Purchased Options)	Net realized gains (losses) on purchased options / Net change in unrealized appreciation (depreciation) on purchased options	$(149,510)	$59,510
Equity Contracts (Written Options)	Net realized gains (losses) on written options / Net change in unrealized appreciation (depreciation) on written options	$1,254,931	$(48,641)
		$1,105,421	$10,869

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2018.

	GROSS AMOUNTS OF	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF	NET AMOUNTS PRESENTED IN THE STATEMENTS OF	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
	RECOGNIZED	ASSETS AND	ASSETS AND	FINANCIAL	CASH COLLATERAL
DESCRIPTION	LIABILITIES	LIABILITIES	LIABILITIES	INSTRUMENTS	PLEDGED(1)	NET AMOUNT
VALUE FUND
Written Options (counter-party, Susquehanna)	$114,375	$–	$114,375	$(114,375)	$–	$–
Total	$114,375	$–	$114,375	$(114,375)	$–	$–

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

28

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of December 31, 2018, the Funds did not have securities on loan.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2019, and subject thereafter to annual re-approval of the agreement by the Board. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the year ended December 31, 2018, expenses of $58,704 for Investor Class and $38,556 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2018, no expenses for the Select Value Fund, Value Plus Fund, or Value Fund Institutional Class were waived. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the year ended December 31, 2018, $311,845 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, the following entities beneficially owned 25% or greater of a Fund’s outstanding shares:

FUND	BENEFICIAL OWNER	PERCENTAGE
MID CAP VALUE FUND	Heartland Holdings, Inc. *	30.1%

*	Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2018 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$2	$–	$282	$236
Institutional Class	–	–	–	1
Total	$2	$–	$282	$237

(8)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2018, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$80,200,751	$113,074,908
MID CAP VALUE FUND	5,758,517	3,900,163
VALUE PLUS FUND	277,744,243	347,762,315
VALUE FUND	262,341,069	339,337,739

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

29

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2018, are displayed in the table below.

					NET TAX UNREALIZED
				NET APPRECIATION/	APPRECIATION/
		GROSS UNREALIZED	GROSS UNREALIZED	(DEPRECIATION) OF	(DEPRECIATION) ON
FUND	TAX COST OF INVESTMENTS	APPRECIATION	DEPRECIATION	FOREIGN CURRENCY	INVESTMENTS
SELECT VALUE FUND	$178,899,473	$30,136,484	$(15,761,887)	$–	$14,374,597
MID CAP VALUE FUND	9,270,782	545,508	(1,216,417)	–	(670,909)
VALUE PLUS FUND	326,737,526	32,984,418	(44,133,778)	–	(11,419,360)
VALUE FUND	626,229,608	102,837,763	(93,890,322)	–	8,947,441

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2018 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
SELECT VALUE FUND	$3,471,888	$26,071,248	$29,543,136
MID CAP VALUE FUND	338,502	427,326	765,828
VALUE PLUS FUND	3,716,498	–	3,716,498
VALUE FUND	6,251,009	37,009,501	43,260,510

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
SELECT VALUE FUND	$3,224,665	$25,749,246	$28,973,911
MID CAP VALUE FUND	177,705	302,795	480,500
VALUE PLUS FUND	738,224	–	738,224
VALUE FUND	891,495	47,858,876	48,750,371

As of December 31, 2018, the components of distributable earnings (deficit) on a tax basis were as follows:

			NET UNREALIZED
	(OVER)/UNDISTRIBUTED	ACCUMULATED	APPRECIATION/	OTHER CUMULATIVE
FUND	ORDINARY INCOME	CAPITAL GAINS/(LOSSES)	(DEPRECIATION)	TIMING DIFFERENCES	TOTAL
SELECT VALUE FUND	$274,647	$2,570,929	$14,374,597	$(1,711)	$17,218,462
MID CAP VALUE FUND	–	–	(670,909)	(53,422)	(724,331)
VALUE PLUS FUND	95,294	(9,837,085)	(11,149,360)	125,134	(20,766,017)
VALUE FUND	22,982	1,917,044	8,947,441	120,638	11,008,105

Capital loss carryovers used during the year ended December 31, 2018, were:

FUND	AMOUNT
VALUE PLUS FUND	$41,766,871

Capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2018, the following amounts are available as carry forwards to the next tax year:

FUND	SHORT TERM	LONG TERM
VALUE PLUS FUND	$4,940,692	$4,896,393

The following Funds elect to defer to the year ending December 31, 2019, the following capital losses recognized during the period November 1, 2018 through December 31, 2018:

FUND	AMOUNT
MID CAP VALUE FUND	$53,422
VALUE FUND	27,537

The following Funds elect to defer to the year ending December 31, 2019, the following ordinary losses recognized during the period November 1, 2018 through December 31, 2018:

FUND	AMOUNT
SELECT VALUE FUND	$1,711
VALUE FUND	65

30

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2018. The Select Value and Mid Cap Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	SHARE BALANCE			SHARE BALANCE	FAIR VALUE		CHANGE IN
	AS OF			AS OF	AS OF		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2017	PURCHASES	SALES	DECEMBER 31, 2018	DECEMBER 31, 2018	DIVIDENDS	GAIN (LOSS)	GAIN (LOSS)
Investments no longer affiliated as of December 31, 2018
DMC Global, Inc.	925,000	–	(925,000)	–	$–	$14,000	$(10,979,761)	$19,663,393
Park Electrochemical Corp.	875,000	–	(180,000)	695,000	12,558,650	2,739,000	(1,526,311)	852,291
Grand Total	1,800,000	–	(1,105,000)	695,000	$12,558,650	$2,753,000	$(12,506,072)	$20,515,684

VALUE FUND
	SHARE BALANCE			SHARE BALANCE	FAIR VALUE		CHANGE IN
	AS OF			AS OF	AS OF		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2017	PURCHASES	SALES	DECEMBER 31, 2018	DECEMBER 31, 2018	DIVIDENDS	GAIN (LOSS)	GAIN (LOSS)
Investments in affiliates held as of December 31, 2018
Acacia Research Corp.	4,200,000	–	(1,598,208)	2,601,792	$7,753,340	$–	$4,993,629	$(8,601,267)
CUI Global, Inc.	2,000,000	–	–	2,000,000	2,460,000	–	(3,040,000)	–
Hudson Global, Inc.	3,150,000	–	–	3,150,000	4,252,500	–	(2,835,000)	–
Hydrogenics Corp.	945,000	73,042	(121,775)	896,267	4,481,335	–	(5,279,293)	(570,714)
Lincoln Educational Services Corp.	2,470,000	–	–	2,470,000	7,904,000	–	2,914,600	–
Perma-Fix Environmental Services	1,000,000	–	–	1,000,000	2,350,000	–	(1,300,000)	–
Total	13,765,000	73,042	(1,719,983)	12,118,059	$29,201,175	$–	$(4,546,064)	$(9,171,981)

Investments no longer affiliated as of December 31, 2018
Barrett Business Services, Inc.	300,000	–	(53,300)	246,700	$14,123,575	$249,175	$(3,944,401)	$2,769,767
CPI Aerostructures, Inc.	650,000	7,998	(210,000)	447,998	2,853,747	–	(889,620)	14,563
Harvard Bioscience, Inc.	1,696,226	–	(588,449)	1,107,777	3,522,731	–	122,568	994,568
IntriCon Corp.	558,113	–	(558,113)	–	–	–	(7,913,824)	15,662,819
Jernigan Capital, Inc.	465,000	–	(315,000)	150,000	2,973,000	163,198	(481,316)	1,537,316
Northwest Pipe Co.	500,000	–	(80,000)	420,000	9,781,800	–	1,960,058	(31,758)
RCM Technologies, Inc.	833,195	–	(233,195)	600,000	1,860,000	–	(2,858,956)	949,454
StarTek, Inc.	895,000	–	(895,000)	–	–	–	(3,726,513)	1,339,521
SuperCom, Ltd.	800,000	–	(800,000)	–	–	–	137,343	(2,105,072)
Transcat, Inc.	600,000	–	(297,810)	302,190	5,747,654	–	(17,979)	3,764,681
Willbros Group, Inc.	2,739,012	–	(2,739,012)	–	–	–	3,829,602	(7,084,659)
Total	10,036,546	7,998	(6,769,879)	3,274,665	$40,862,507	$412,373	$(13,783,038)	$17,811,200

Grand Total					$70,063,682	$412,373	$(18,329,102)	$8,639,219

(11)	RECENT ACCOUNTING PRONOUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to conform certain financial statement disclosure requirements for investment companies to GAAP. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no material effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“Topic 820”). The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has chosen to early adopt the eliminated or modified disclosures for the year ended December 31, 2018.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HEARTLAND GROUP, INC.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heartland Group, Inc. comprising Heartland Select Value Fund, Heartland Mid Cap Value Fund, Heartland Value Plus Fund, and Heartland Value Fund (the “Funds”) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended December 31, 2015, and prior, were audited by other auditors whose report dated February 12, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

February 14, 2019

32

ADDITIONAL INFORMATION (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$28,278,304	$427,326	$0	$39,284,152

The amounts above include $2,207,056 and $2,274,651 of earnings and profits distributed to shareholders on redemptions for the Select Value Fund and Value Fund, respectively. The Mid Cap Value Fund and Heartland Value Plus Fund did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

For the calendar year 2018, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	100%	53.34%	100%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2018 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Dividends Received Deduction	100%	49.26%	100%	100%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from July 1, 2018 through December 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/18	12/31/18	7/1/18 - 12/31/18	7/1/18 - 12/31/18
Heartland Select Value Fund - Investor	$1,000.00	$927.60	$5.83	1.20%
Heartland Select Value Fund - Institutional	1,000.00	928.60	4.81	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	900.00	5.99	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	901.40	4.74	0.99
Heartland Value Plus Fund - Investor	1,000.00	808.70	5.33	1.17
Heartland Value Plus Fund - Institutional	1,000.00	809.60	4.33	0.95
Heartland Value Fund - Investor	1,000.00	837.80	4.68	1.01
Heartland Value Fund - Institutional	1,000.00	838.40	4.22	0.91

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

33

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/18	12/31/18	7/1/18 - 12/31/18	7/1/18 - 12/31/18
Heartland Select Value Fund - Investor	$1,000.00	$1,019.16	$6.11	1.20%
Heartland Select Value Fund - Institutional	1,000.00	1,020.21	5.04	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,018.90	6.36	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,020.21	5.04	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,019.31	5.96	1.17
Heartland Value Plus Fund - Institutional	1,000.00	1,020.42	4.84	0.95
Heartland Value Fund - Investor	1,000.00	1,020.11	5.14	1.01
Heartland Value Fund - Institutional	1,000.00	1,020.62	4.63	0.91

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

34

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

		Term of office		Number of
	Position(s)	and length	Principal	Heartland Funds	Other
	held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	served(1)	past five years:	Director	held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	4	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Director (part-time), R&R Insurance, since September 2017; Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time), Continental Properties Company, September 2017 - February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002-July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	4	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	4	Trustee, ALPS Series Trust, May 2016 to present (7 mutual funds)

35

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Chief Investment Officer, Heartland Advisors, Inc., January 2013 - December 2017; Director, Heartland Advisors, Inc., since April 2008; President, Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., 1982 to 2012.	4	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 – 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, and Ward D. Armstrong. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2018.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended December 31, 2018.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

36

DEFINITIONS AND DISCLOSURES (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

Book Value: is the sum of all of a company’s assets, minus its liabilities.

Dividend Yield: is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Free Cash Flow: is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Insider Buying: is the purchase of a company’s stock by individual directors, executives, or other employees.

Net Debt/Total Capital Ratio: of a stock is calculated as a company’s interest-bearing liabilities minus cash or cash equivalents divided by its total capital, which is represented by the company’s debt and shareholders’ equity and includes common stock, preferred stock, minority interest, and net debt.

Price/Book Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow: represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio: of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT): is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Tangible Book Value: is the sum of all of a company’s assets, minus its liabilities and intangible assets, such as goodwill.

Total Debt/Total Capital Ratio: of a stock is calculated by dividing the short- and long-term debt obligations of the company by its total capital, which is represented by the company’s debt and shareholders’ equity, which includes common stock, preferred stock, minority interest, and net debt.

Yield Curve: is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. In a positive-sloping yield curve, short-term debt instruments have a lower yield than long-term debt instruments of the same credit quality. A negative, or inverted, yield curve occurs when short-term debt instruments have a higher yield than long-term debt instruments of the same credit quality.

Russell 2000® Value Index: measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index: measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Midcap® Value Index: measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index: is an index of 500 U.S. stocks chosen for market size, liquidity, and industry group representation and is a widely-used U.S. equity benchmark.

S&P 500 Growth Index: measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500.

S&P 500 Value Index: measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2019 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

37

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006310/0220

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $70,000 were for the fiscal year ended December 31, 2018 and $87,500 for the fiscal year ended December 31, 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $22,750 for the fiscal year ended December 31, 2018 and $26,600 for the fiscal year ended December 31, 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017.

4e(1) – Audit Committee Pre-Approval Policies and Procedures:  The Audit Committee of the Funds must pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence.  The Chairman of the Audit Committee may pre-approve non-audit services (not to exceed $10,000) to be performed by the Registrants’ principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	100%
(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017.

4(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 20, 2019

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 20, 2019